KushCo Appoints Industry Veteran and Former Green Thumb Industries CEO Pete Kadens to Board of Directors

Former Leading MSO Executive and Philanthropist Strengthens KushCo’s Commitment to New Strategy of Aligning Deeper with Core Customers

CYPRESS, Calif., — May 29, 2020 — KushCo Holdings, Inc. (OTCQX: KSHB) (''KushCo'' or the ''Company''), the premier provider of ancillary products and services to the legal cannabis and CBD industries, has announced today the appointment of Pete Kadens, former CEO of Green Thumb Industries (CSE: GTII) (OTCQX: GTBIF)—a leading national cannabis consumer packaged goods company and retailer—to the Company’s board of directors (the “Board”), effective June 1, 2020.

Kadens served on KushCo’s advisory board since August 2019, and will now play a more active role in guiding the Company’s strategic vision and direction, especially in strengthening its relationships with premier multi-state operators (MSOs), licensed producers (LPs), and leading brands (the Company’s “Core customers”) while positioning the Company to achieve near-term positive adjusted EBITDA and long-term profitable growth. Having run one of the most successful MSOs to date, Kadens will leverage his cannabis industry experience and relationships to help drive the execution of the Company’s go-forward strategy.

Kadens is a serial entrepreneur and dedicated philanthropist who currently serves as the chairman of The Kadens Family Foundation, a charitable organization dedicated to closing the pervasive wealth and education gaps in the U.S. Kadens retired in August 2018 as CEO of Green Thumb Industries, one of the largest publicly-traded cannabis operators in the U.S. with a current market capitalization of over $2 billion. Prior to joining Green Thumb Industries in 2016, Kadens started SoCore Energy in 2008, one of the largest commercial solar companies in the U.S., with clients including Walgreens, IKEA, JC Penney, Kimco, and Simon Properties. Under his leadership, SoCore expanded operations into 17 states and was named one of Chicago's most innovative businesses by Chicago Innovation Awards. In 2013, Kadens sold SoCore Energy to Edison International, a Fortune 500 energy holding company. Kadens employed over 4,000 people over his 16 year career as a CEO.

Kadens currently serves as the Chairman of Crazy Clean, a high tech disinfecting business he founded as well as the Chairman of Kadens Family Holdings and Katalyst Management Collective. He also serves on the board of directors of NewLake Capital Partners and IgniteADR, and previously served on the board of directors of Green Thumb Industries and Marijuana Policy Project, one of the leading nonprofit organizations advancing the cause of ending the War on Drugs by orchestrating legislative and ballot initiatives to legalize cannabis. In addition, Kadens is one of 25 current and previous cannabis industry executives currently serving on the board of directors of the Cannabis Trade Federation, an organization focused exclusively on federal cannabis policy reform.

“On behalf of everyone at the Company, I could not be more excited to welcome Pete to our board of directors, especially at this pivotal time in our organization, where we have made significant strides in aligning deeper with our Core customers, have substantially cut costs, and are moving closer to our near-term goal of achieving positive adjusted EBITDA,” said Nick Kovacevich, KushCo’s Co-founder, Chairman and Chief Executive Officer. “We recognized Pete’s unparalleled talent, experience, and passion for the industry early on, which led to our decision to appoint him to our advisory board in September 2019. However, given how quickly and drastically the industry landscape has changed since then—and just as importantly, how we expect it to change going forward—we recognized that Pete could provide a much greater value as an actual Board member, especially as we look to strengthen our relationships with many of the premier MSOs, LPs, and leading brands who look more poised than ever to dominate this dynamic and consolidating industry. Having a true industry pioneer and successful MSO executive like Pete in our corner gives us an edge when learning more about what our customers want and how we can align our business with their future growth plans. Overall, I look forward to having Pete join what is already a diverse and talented team of directors, as we look to become the provider of choice for ancillary products and services for the legal cannabis and CBD industries.”

Kadens added: “I have always admired KushCo’s unique position in the legal cannabis and CBD ecosystem, even well before my appointment to the Company’s advisory board. KushCo’s established track record, entrepreneurial leaders, and best-in-class service have always set the industry standards for how a successful ancillary company should operate and grow with their customers. In addition, the Company’s philanthropic initiatives, such as their recent donation of nitrile gloves to COVID-19-impacted medical professionals lacking personal protective equipment, strongly complement my deep passion and activities for leaving a positive impact in the world, and provides a solid foundation for creating a company culture that benefits both the business’ direct stakeholders and the communities surrounding it. And now that the Company has prudently shifted its focus toward the premier operators with the near-term goal of getting to profitability, I’m excited to roll up my sleeves and play a more active role in helping shape the Company’s strategic direction as it looks to capitalize on what appears to be an impending industry shakeout separating the winners from the losers.”

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About KushCo Holdings

KushCo Holdings, Inc. (OTCQX: KSHB) (www.kushco.com) is the premier provider of ancillary products and services to the legal cannabis and CBD industries. KushCo Holdings' subsidiaries and brands provide product quality, exceptional customer service, compliance knowledge and a local presence in serving its diverse customer base.

Founded in 2010, KushCo Holdings has now sold more than 1 billion units to growers, processors and producers across North America, South America, and Europe.

The Company has been featured in media nationwide, including CNBC, Fox News, Yahoo Finance, Cheddar, Los Angeles Times, TheStreet.com, and Entrepreneur, Inc Magazine. While KushCo Holdings provides products and solutions to customers in the cannabis and CBD industries, it has no direct involvement with the cannabis plant or any products that contain THC.

For more information, visit www.kushco.com or call (888) 920-5874.

Forward-Looking Statements

This press release may include predictions, estimates or other information that might be considered forward-looking within the meaning of applicable securities laws. While these forward-looking statements represent the Company's current judgments, they are subject to risks and uncertainties that could cause actual results to differ materially, including statements regarding the Company’s strategic vision and direction and its expectations regarding Mr. Kadens to contribute to achieving this strategic vision. You are cautioned not to place undue reliance on these forward-looking statements, which reflect the opinions of the Company's management only as of the date of this release. Please keep in mind that the Company is not obligating itself to revise or publicly release the results of any revision to these forward-looking statements in light of new information or future events. When used herein, words such as: "potential," "look forward," "expect," “anticipate,” “project,” “should,” "believe," or variations of such words and similar expressions are intended to identify forward-looking statements. Factors that could cause actual results to differ materially from those contemplated in any forward-looking statements made by the Company herein are often discussed in the Company’s filings with the United States Securities and Exchange Commission (SEC), which are available at: www.sec.gov, and on the Company's website, at: www.kushco.com.

KushCo Holdings Contact

Investor Contact:
Najim Mostamand, CFA
Director of Investor Relations
714-539-7653
ir@kushco.com